Income Taxes - Schedule of Tax Effects of Temporary Differences that Give Rise to Significant Portions of the Deferred Tax Asset (Details) - USD ($)	Mar. 31, 2025	Sep. 30, 2024
Deferred tax assets:
Allowance for expected credit losses	$ 196,301	$ 202,245
Allowance for bad debt	29,187	47,416
Loss carryforward	402,395	318,856
DTA allowance	(10,209)	(17,643)
Total	$ 617,674	$ 550,874